UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-00973 (Commission File Number)	22-1212800 (I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570

Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 3, 2016, Public Service Electric and Gas Company (“PSE&G”) completed a public offering of $300 million aggregate principal amount of its 1.90% Secured Medium-Term Notes, Series K, due March 15, 2021 and $550 million aggregate principal amount of its 3.80% Secured Medium-Term Notes, Series K, due March 1, 2046 (collectively, the “Notes”). The Notes were offered and sold by PSE&G pursuant to a registration statement on Form S-3 (File No. 333-200353) (the “Registration Statement”) and the related Prospectus dated November 18, 2014, Prospectus Supplement dated May 6, 2015, and Pricing Supplements, each dated February 29, 2016.

In connection with the offering of the Notes, PSE&G is filing herewith as Exhibit 5-4 an opinion of Tamara L. Linde, Executive Vice President and General Counsel of PSE&G, addressing the legality of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

Exhibit 5-4	Opinion of Tamara L. Linde, Executive Vice President and General Counsel of PSE&G, addressing to the legality of the Notes.

Exhibit 23-7	Consent of Tamara L. Linde, Executive Vice President and General Counsel of PSE&G (included in Exhibit 5-4).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Registrant)
By:	/s/ Stuart J. Black
Stuart J. Black Vice President and Controller (Principal Accounting Officer)

Date: March 3, 2016

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